UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 11, 2024
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, at the Synchrony Financial (the “Company”) 2024 Annual Meeting of Stockholders held on June 11, 2024, the Company’s stockholders approved the Synchrony Financial 2024 Long-Term Incentive Plan (the “2024 Plan”). The 2024 Plan was approved by the Company’s board of directors, subject to stockholder approval, on March 14, 2024, and replaces the Synchrony Financial Amended and Restated 2014 Long-Term Incentive Plan (the “Prior Plan”). The 2024 Plan is largely based on the Prior Plan, but with updates to the available shares and other administrative changes. The following paragraphs provide a summary of certain terms of the 2024 Plan.
Consistent with the Prior Plan, the purposes of the 2024 Plan are to encourage selected officers, employees, non-employee directors and consultants of the Company and its affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.
The 2024 Plan will govern awards to the Company’s officers, employees, non-employee directors, and consultants. Subject to the adjustment provisions under the 2024 Plan, there will be 27,500,000 shares of common stock reserved and available for delivery. Under the 2024 Plan, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (iii) stock appreciation rights; (iv) restricted stock and restricted stock units; (v) other stock-based awards; (vi) dividends and dividend equivalents; and (vii) performance awards. The 2024 Plan is described in greater detail in the Company’s definitive proxy statement for the 2024 Annual Meeting of Stockholders (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2024, under “Item 4—Approval of the Synchrony Financial 2024 Long-Term Incentive Plan.”
The foregoing description is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is included as Exhibit 10.1 to this Current Report on 8-K and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 11, 2024, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”), with the Secretary of State of the State of Delaware, which became effective upon filing. The Amended Charter updates the exculpation provision in Article VII to cover officers, subject to limitations, as permitted under recent amendments to the Delaware General Corporation Law.
The foregoing description is qualified in its entirety by reference to the full text of the Amended Charter, a copy of which is included as Exhibit 3.1 to this Current Report on 8-K and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on June 11, 2024.
The stockholders elected all of the directors named in the Proxy Statement for the coming year; ratified the selection of KPMG LLP as our independent registered public accounting firm for 2024; approved our named executives’ compensation in an advisory vote; approved the Company’s 2024 Long-Term Incentive Plan; and approved an amendment to the Company’s Amended and Restated Certificate of Incorporation. The voting results for each of these proposals are detailed below.

A.      Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian D. Doubles	343,422,497	334,355	170,649	14,632,270
Fernando Aguirre	324,284,531	19,257,521	385,449	14,632,270
Paget L. Alves	334,669,556	9,067,114	190,831	14,632,270
Kamila Chytil	343,378,181	383,202	166,118	14,632,270
Arthur W. Coviello, Jr.	343,321,950	428,449	177,102	14,632,270
Roy A. Guthrie	340,362,380	3,024,285	540,836	14,632,270
Jeffrey G. Naylor	327,867,953	13,742,854	2,316,694	14,632,270
Bill Parker	337,105,218	6,648,081	174,202	14,632,270
Laurel J. Richie	326,331,465	17,409,351	186,685	14,632,270
Ellen M. Zane	339,096,164	4,619,351	211,986	14,632,270

B.      Management Proposals

Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2024	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	352,966,907	5,398,391	194,473	N/A

Advisory Vote to Approve Named Executive Officer Compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	210,277,912	132,618,868	1,030,721	14,632,270

Approval of the Synchrony Financial 2024 Long-Term Incentive Plan	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	328,100,056	15,607,877	219,568	14,632,270

Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Reflect Recently Amended Delaware Law Provisions Regarding Officer Exculpation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	310,932,035	32,778,357	217,109	14,632,270

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of Synchrony Financial
10.1	Synchrony Financial 2024 Long-Term Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: June 13, 2024	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, Chief Risk and Legal Officer